Exhibit 10.6

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAW, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(U.S. Accredited Subscribers)

Personal and Confidential

TO:	HEARTLAND OIL AND GAS CORP. (the "Company") Suite 1500 - 885 West Georgia Street Vancouver, British Columbia Canada V6C 3E8
AND TO:	C.K. Cooper & Company, Inc. (the "Agent") 18300 Von Karman Avenue, Suite 440 Irvine, California USA 92612

Purchase of Securities

1.1 Subscription

1.1 On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase __________________ units (the "Units") at a price per Unit of US$2.82 (such subscription and agreement to purchase being the "Subscription"), for an aggregate purchase price of US$____________ (the "Subscription Price").

1.2 Each Unit will consist of one common share in the capital of the Company (each, a "Share") and one common share purchase warrant (each, a "Warrant") subject to adjustment. Each Warrant shall be non-transferable and shall entitle the holder thereof to purchase one-half of one share of common stock in the capital of the Company (each, a "Warrant Share"), as presently constituted, for a period of three years commencing from the Closing (as defined hereafter), at a total price per Warrant Share of US$3.38. Certificate(s) representing the Warrants will be in the form attached as Exhibit A. The Shares, Warrants and the Warrant Shares are referred to as the "Securities".

1.3 The Company hereby irrevocably agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber that number of Units set out above the Subscriber's name on page 10, at the Subscription Price.

1.4 Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company. The Subscriber acknowledges that the offering of Units contemplated hereby is part a private placement of Units having an aggregate subscription level of up to US$3,000,000 (the "Offering"). The Offering is subject to a minimum aggregate subscription level of US$1,500,000.

2. Payment

2.1 The Subscription Price must accompany this Subscription and shall be paid by certified cheque or bank draft drawn on a Canadian chartered bank, or a bank in the United States reasonably acceptable to the Company, and made payable to "Pacific Mercantile Bank - HOGG Escrow Account" and delivered to Pacific Mercantile Bank (the "Escrow Agent").

2.2 The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Price and any other documents delivered in connection herewith will be held on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 30 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Price (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3 The Subscription Price shall be held in escrow by the Escrow Agent in accordance with the terms and conditions of the escrow agreement (the "Escrow Agreement") dated ________________, 2003 between the Company and the Escrow Agent. Pursuant to the terms of the Escrow Agreement:

(a) the Subscription Price will be deposited into a non-interest bearing bank account maintained by the Escrow Agent at a bank selected by the Escrow Agent and satisfactory to the Company;

(b) on the Closing Date, upon the Company notifying the Escrow Agent that the offering has closed and the Company delivering to the Escrow Agent the certificates representing the Shares and Warrants, the Subscription Price will be released and disbursed to the Company; and

(c) in the event the Closing Date does not occur by ____________________, 2003, subject to an extension pursuant to the Escrow Agreement, the Escrow Agent will release and disburse the Subscription Price to the Subscriber.

3. Documents Required from Subscriber

3.1 The Subscriber must complete, sign and return to the Company:

(a) an executed copy of this Subscription Agreement;

(b) a Prospective Investor Suitability Questionnaire in the form attached as Exhibit B (the "US Questionnaire"); and

(c) a British Columbia Accredited Investor Questionnaire in the form attached as Exhibit C (together with the US Questionnaire, the "Questionnaires").

3.2 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities and applicable law.

4. Closing

4.1 Closing of the Offering (the "Closing") shall occur no later than _______________, 2003 or on such other date as may be mutually agreed to by the Agent and the Company (the "Closing Date").

4.2 The Company may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares and the Warrants to such subscriber(s) against payment therefor at any time on or prior to the Closing Date.

5. Acknowledgements of Subscriber

5.1 The Subscriber acknowledges and agrees that:

(a) none of the Securities have been registered under the 1933 Act, under any state securities or "blue sky" laws of any state of the United States, or under any provincial securities laws, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, as that term is defined in Regulation S promulgated under the 1933 Act ("Regulation S"), except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with any applicable securities laws;

(b) except as provided for in Section 9.1, the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

(c) by completing the Questionnaires, the Subscriber is representing and warranting that the Subscriber is an "Accredited Investor", as the term is defined in Regulation D under the 1933 Act and in Multilateral Instrument 45-103 adopted by the British Columbia Securities Commission;

(d) the decision to execute this Agreement and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company or the Agent, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Company with the United States Securities and Exchange Commission ("SEC") and in compliance, or intended compliance, with applicable securities legislation, including, specifically, a review of the Risk Factors which are attached as Exhibit D (collectively, the "Public Record");

(e) although the Agent may have introduced the Subscriber to the Company, the Subscriber and the Company acknowledge and agree with, and for the benefit of, the Agent and the Company, as applicable (such acknowledgement and agreements to survive the Closing) that:

(i) the Agent and its directors, officers, employees, agents and representatives have no responsibility or liability of any nature whatsoever for the accuracy or adequacy of the information contained in this Agreement, the Public Record or any other publicly available information concerning the Company or as to whether all information concerning the Company required to be disclosed by it or them has generally been disclosed;

(ii) the Agent makes no representations or warranties herein with respect to the Securities, and neither the Agent nor its directors, officers, employees, agents or representatives shall have any liability with respect to the sale of the Securities;

(iii) the Agent has not engaged in any independent investigation or verification with respect to this Subscription or any such information; and

(iv) the Agent and the Company are entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Agreement and in the questionnaires and undertakings attached as schedules to this Agreement, and the Subscriber will hold harmless each of the Agent and the Company from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Agreement or such questionnaires and undertakings;

(f) by execution hereof the Subscriber has waived the need for the Company or the Agent to communicate the Company's acceptance of the purchase of the Securities pursuant to this Agreement;

(g) it will indemnify and hold harmless the Company and the Agent and, where applicable, their respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company or the Agent in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company or the Agent in connection therewith;

(h) the issuance and sale of the Securities to the Subscriber will not be completed if the Subscription is otherwise fully subscribed, if acceptance would be unlawful or if, in the discretion of the Company, acting reasonably, acceptance is not in the best interests of the Company;

(i) it has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and it is solely responsible for compliance with applicable resale restrictions;

(j) the Securities are not listed on any stock exchange or subject to quotation except that currently certain market makers make market in the Shares of the Company on the National Association of Securities Dealers Inc.'s OTC Bulletin Board, and no representation has been made to the Subscriber that the Securities will become listed on any other stock exchange or subject to quotation on any other quotation system;

(k) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(l) there is no government or other insurance covering the Securities;

(m) there are risks associated with an investment in the Securities, as more fully described in certain information forming part of the Public Record;

(n) the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell securities under the Securities Act (British Columbia) (the "B.C. Act") and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by the B.C. Act, including statutory rights of rescission or damages, will not be available to the Subscriber;

(o) the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(p) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber's lawyer and/or advisor(s);

(q) in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber's ability to resell the Shares and the Warrant Shares under the B.C. Act and Multilateral Instrument 45-102 adopted by the British Columbia Securities Commission ("BCSC");

(r) the Company will refuse to register any transfer of the Shares or the Warrant Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(s) the statutory and regulatory basis for the exemption claimed for the offer Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

(t) the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii) applicable resale restrictions; and

(u) this Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6. Representations, Warranties and Covenants of the Subscriber

6.1 The Subscriber hereby represents and warrants to and covenants with the Company and the Agent (which representations, warranties and covenants shall survive the Closing) that:

(a) if the Subscriber is an individual or other entity, the Subscriber has the legal capacity and competence to enter into and execute this Subscription and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription on behalf of the Subscriber;

(b) if the Subscriber is a corporation or other entity, the entering into of this Subscription and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constituent documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(c) the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(d) the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company, and the Subscriber is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaires;

(e) all information contained in the Questionnaires is complete and accurate and may be relied upon by the Company;

(f) the Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Subscription Agreement;

(g) the Subscriber is acquiring the Securities for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(h) the Subscriber is acquiring the Securities as principal for the Subscriber's own account (except for the circumstances outlined in paragraph 0), for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(i) the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(j) if the Subscriber is acquiring the Securities as a fiduciary or agent for one or more investor accounts:

(i) the Subscriber has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account, and

(ii) the investor accounts for which the Subscriber acts as a fiduciary or agent satisfy the definition of an "Accredited Investor", as the term is defined in Regulation D under the 1933 Act and in Multilateral Instrument 45-103 adopted by the BCSC;

(k) the Subscriber is not aware of any advertisement of any of the Securities; and

(l) no person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase any of the Securities;

(ii) that any person will refund the purchase price of any of the Securities;

(iii) as to the future price or value of any of the Securities; or

(iv) that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board.

6.2 In this Subscription, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S and for the purpose of the Subscription includes any person in the United States.

7. British Columbia Resale Restrictions

7.1 The Subscriber acknowledges that the Securities are subject to resale restrictions in British Columbia and may not be traded in British Columbia except as permitted by the B.C. Act and the rules made thereunder.

7.2 Pursuant to Multilateral Instrument 45-102, as adopted by the BCSC, a subsequent trade in the Shares or the Warrant Shares will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the B.C. Act) unless certain conditions are met, which conditions include a hold period (the "Canadian Hold Period") that shall have elapsed from the date on which the Securities were issued to the Subscriber and, during the currency of the Canadian Hold Period, any certificate representing the Securities is to be imprinted with a restrictive legend (the "Canadian Legend").

7.3 By executing and delivering this Agreement, the Subscriber will have directed the Company not to include the Canadian Legend on any certificates representing the Shares or the Warrant Shares to be issued to the Subscriber.

7.4 As a consequence, the Subscriber will not be able to rely on the resale provisions of Multilateral Instrument 45-102, and any subsequent trade in the Shares or the Warrant Shares during or after the Canadian Hold Period will be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.

8. Legending of Subject Securities

8.1 The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

8.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

9. Registration Rights

9.1 The Company will use commercially reasonable efforts to file with the SEC, not more than sixty (60) days following the Closing Date, a registration statement under the 1933 Act qualifying the resale of the Shares and the Warrant Shares.

9.2 In the event the Company fails to register the Securities within 120 days of the Closing Date, the Company will issue as a penalty Units equal to one percent (1%) of the Subscription Price paid by the Subscriber, and for each thirty days thereafter Units equal to one percent (1%) of the Subscription Price paid by the Subscriber.

10. Rights of First Refusal

10.1 Until the close of business on December 31, 2003, if the Company offers for sale any of its common stock or any other securities convertible into common stock ("Future 2003 Offering"), the Subscriber will have the right to purchase an amount of each such Future 2003 Offering determined by multiplying the amount of such Future 2003 Offering by a fraction the numerator of which is the dollar amount Subscriber invests in this offering and the denominator of which is the total dollar amount of Units purchased in this Offering.

11. Representations and Warranties of the Company

11.1 The Company acknowledges and agrees that the Subscriber is entitled to rely upon the representations and warranties of the Company contained in this Agreement and further acknowledges that the Subscriber will be relying upon such representations and warranties in purchasing the Securities.

11.2 The Company warrants that the Public Record fairly represents the status of the Company as at the dates indicated in the Public Record.

12. Commission to the Agent

12.1 The Subscriber understands that upon Closing, the Agent will receive from the Company a commission of up to seven percent (7%) of the gross proceeds raised from the Offering, payable to the Agent in cash plus a cash bonus of US$25,000 if US$2,000,000 of Units are sold by June 30, 2003. The Agent will also receive share purchase warrants which permit the acquisition of the Warrant Shares at the exercise price of US$3.38 per Warrant Share in such number as equals five percent (5%) of the gross proceeds from the Offering.

13. Acknowledgement and Waiver

13.1 The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages (other than as expressly described herein) to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

14. Costs

14.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

15. Appointment of Agent

15.1 The Subscriber (and others for whom the Subscriber is contracting hereunder) hereby:

(a) irrevocably authorizes the Agent to swear, execute, file and record any documents necessary to accept delivery of the Securities on the Closing Date; and

(b) appoints the Agent to act as its agent to represent it with respect to all matters relating to this Subscription Agreement, including representing the Subscriber at the Closing for the purpose of all closing matters and deliveries of documents and payment of funds, and the Subscriber hereby authorizes the Agent to extend such time periods and to modify or waive such conditions as the Agent may deem appropriate, acting reasonably, provided however that the Agent shall not modify or waive any such condition where to do so would result in a material change to any of the material attributes or terms of sale of the Securities, and to correct or rectify any ambiguities, errors or omissions herein that the Agent, acting reasonably, may deem appropriate.

16. Governing Law

16.1 This Subscription Agreement is governed by the laws of the State of Nevada. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

17. Survival

17.1 This Subscription, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto, the completion of the issue of Securities of the Company and any subsequent disposition by the Subscriber of the Shares.

18. Assignment

18.1 This Subscription is not transferable or assignable.

19. Execution

19.1 The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

20. Severability

20.1 The invalidity or unenforceability of any particular provision of this Subscription shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription.

21. Termination

21.1 If, prior to Closing, the Agent determines for valid cause to terminate this Subscription Agreement, this Agreement and the obligations of the parties hereto are deemed to have terminated as at the effective date of such termination.

22. Entire Agreement

22.1 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company, the Agent, the Subscriber or by anyone else.

23. Notices and Counterparts

23.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 11; notices to the Company shall be directed to it at Suite 1500, 885 West Georgia Street, Vancouver, British Columbia, V6C 3E8, attention of The President; notices to the Agent shall be directed to it at the address first above written.

23.2 This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription as of the date first above mentioned.

Number of Units

to be purchased at $2.82 U.S. each:

Total purchase price:  US$

DELIVERY INSTRUCTIONS

1. Delivery - please deliver the Share certificate(s) to:

2. Registration - registration of the Share certificates which are to be delivered at Closing should be made as follows:

(name)

(address)

3. Delivery - please deliver the Warrant certificate(s) to:

4. Registration - registration of the Warrant certificates which are to be delivered at Closing should be made as follows:

(name)

(address)

5. The undersigned hereby acknowledges that it will deliver to the Company all such additional completed forms in respect of the Subscriber's purchase of Securities as may be required for filing with the appropriate securities commissions and regulatory authorities and stock exchanges.

(Name of Subscriber - Please type or print)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, State, Zip Code of Subscriber)

A C C E P T A N C E

The above-mentioned Subscription in respect of the Securities is hereby accepted by HEARTLAND OIL AND GAS CORP.

DATED at _______________________________________, the __________ day of ___________________________, 2003

HEARTLAND OIL AND GAS CORP.

Per:
Authorized Signatory

EXHIBIT A

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

WARRANT CERTIFICATE

WARRANT FOR PURCHASE OF COMMON SHARES

THIS WARRANT WILL BE VOID AND OF NO VALUE UNLESS EXERCISED WITHIN THE LIMITS HEREIN PROVIDED

THIS WARRANT IS NOT TRANSFERABLE

HEARTLAND OIL AND GAS CORP.
(Incorporated under the laws of the State of Nevada)

WARRANT CERTIFICATE NO. _____ _____________ WARRANTS

Each such warrant entitling the holder to purchase one-half of one Common Share at the Exercise Price of $3.38 US per Common Share if exercised at or before 5:00 p.m. (Vancouver time) on fwingdings;, 2006.

DATE OF ISSUANCE: _______, 2003

THIS IS TO CERTIFY THAT __________ (herein called the "Holder") is entitled to acquire in the manner herein provided, subject to the restrictions herein contained, during the period commencing on the date hereof and ending at 5:00 p.m. (Vancouver time) on fwingdings;, 2006 (the "Expiry Date"), up to _____________ fully paid and non-assessable common shares ("Common Shares") without nominal or par value of Heartland Oil and Gas Corp. ("the Company") as set forth above.

The Warrants are governed by the Terms and Conditions attached.

Any Common Shares issuable on exercise of the Warrants represented by this Certificate will contain the following legends:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THE FOLLOWING ARE THE TERMS AND CONDITIONS REFERRED TO IN THIS WARRANT:

ARTICLE 1

INTERPRETATION

1.1 Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a) "Common Shares" means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the Common Shares;

(b) "Company" means Heartland Oil and Gas Corp. or its successor corporation as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter "Company" will mean such successor corporation;

(c) "Company's Auditors" means an independent firm of accountants duly appointed as Auditors of the Company;

(d) "herein", "hereby" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression "Article" and "Section" followed by a number refer to the specified Article or Section of these Terms and Conditions;

(e) "person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(f) "Warrant Holders" or "Holders" means the holders of the Warrants; and

(g) "Warrants" mean share purchase warrants issued by the Company.

1.2 Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3 Interpretation Not Affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4 Applicable Law

The Warrants will be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable thereto and will be treated in all respects as British Columbia contracts.

ARTICLE 2

ISSUE OF ADDITIONAL WARRANTS

2.1 Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to acquire or purchase Common Shares.

2.2 Issue in Substitution for Lost Warrants

(a) In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b) The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.3 Warrant Holder Not a Shareholder

A Warrant Holder is not a shareholder of the Company, is not entitled to any rights or interests as a shareholder of the Company and has only the rights and interests expressly provided herein.

ARTICLE 3

NOTICE

3.1 Notice to Warrant Holders

Any notice to be given to the Holders will be sent by prepaid registered post and will be deemed to have been received by the Holder on the fourth day following the mailing thereof or on the date of successful facsimile transmission or email. Any such notice will be addressed to the Holder at the address of the Holder appearing on the Holder's Warrant or to such other address as the Holder may advise the Company by notice in writing.

3.2 Notice to the Company

Any notice to be given to the Company may be delivered personally, or sent by facsimile or other means of electronic communication providing a printed copy ("Electronic Communication") or may be forwarded by first class prepaid registered mail to the addresses set forth below. Any notice delivered or sent by Electronic Communication shall be deemed to have been given and received at the time of delivery. Any notice mailed as aforesaid shall be deemed to have been given and received on expiration of 72 hours after it is posted, addressed as follows:

Heartland Oil and Gas Corp.
Suite 1500 - 885 West Georgia Street
Vancouver, B.C.
Canada V6C 3E8

Attention: The President

Facsimile No.: (604) 638-3525

ARTICLE 4

EXERCISE OF WARRANTS

4.1 Method of Exercise of Warrants

The right to acquire Common Shares conferred by the Warrants may be exercised by the Holder of such Warrant by surrendering the Warrant Certificate representing same, together with a duly completed and executed Exercise Form in the form attached hereto and a bank draft or certified cheque payable to the Company at its principal office in the City of Vancouver, British Columbia, for the purchase price applicable at the time of exercise in respect of the number of Warrants exercised.

4.2 Effect of Exercise of Warrants

(a) Upon surrender and payment as aforesaid the Common Shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the holder or holders of record of such Common Shares on the date of such surrender.

(b) Within ten (10) business days after surrender as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the Common Shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of Common Shares not exceeding those which the Warrant Holder is entitled to acquire pursuant to the Warrant surrendered.

4.3 Subscription for Less Than Entitlement

The holder of any Warrant may subscribe for and acquire a number of Common Shares, less than the number which he is entitled to acquire pursuant to the surrendered Warrant. In the event of any acquisition of a number of Common Shares less than the number which can be acquired pursuant to a Warrant, the holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the Common Shares which he was entitled to acquire pursuant to the surrendered Warrant and which were not then acquired.

4.4 Warrants for Fractions of Shares

To the extent that the holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a Common Share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the holder to receive a whole number of such Common Shares.

4.5 Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will no longer be valid and of no effect.

4.6 Time of Essence

Time will be of the essence hereof.

4.7 Adjustments

The number of Common Shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

(a) if and whenever the Common Shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of Common Shares the number of Common Shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be;

(b) (i) in case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a "Reorganization"), each Warrant will after such Reorganization confer the right to acquire the number of shares or other securities of the Company (or of the Company resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization;

(ii) in any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article 4 relating to the rights and interest thereafter of the holders of the Warrants so that the provisions of this Article 4 will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization or the exercise of the Warrants;

(iii) the subdivision or consolidation of Common Shares at any time outstanding into a greater or lesser number of Common Shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this Section 4.7 (b);

(c) the adjustments provided for in this Section 4.7 are cumulative and will become effective immediately after the record date for or, if a record date is fixed, the effective date of the event which results in such adjustments.

4.8 Determination of Adjustments

If any questions will at any time arise with respect to any adjustment provided for in Section 4.7, such question will be conclusively determined by the Company's Auditors, or, if they decline to so act any other firm of chartered accountants, in Vancouver, British Columbia, that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the holders of the Warrants.

ARTICLE 5

COVENANTS BY THE COMPANY

5.1 Reservation of Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the rights provided for herein and in the Warrants should the holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all Common Shares which they are or may be entitled to acquire pursuant thereto and hereto.

5.2 Company may Purchase

The Company may from time to time offer to purchase and purchase, for cancellation only, any Warrants in such manner, from such persons and on such terms and conditions as it determines.

ARTICLE 6

WAIVER OF CERTAIN RIGHTS

6.1 Immunity of Shareholders, Etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and releases and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director or officer (as such) of the Company for the issue of Common Shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

ARTICLE 7

MODIFICATION OF TERMS, MERGER, SUCCESSORS

7.1 Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these Terms and Conditions, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

7.2 Transferability

The Warrant and all rights attached to it are not transferable or assignable.

IN WITNESS WHEREOF HEARTLAND OIL AND GAS CORP. has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and this Warrant to be dated as of the date of issuance first above written.

SIGNED BY:

HEARTLAND OIL AND GAS CORP.

Per: ______________________________
Authorized Signatory

Per: ______________________________
Authorized Signatory

Date: ______________________________

EXERCISE FORM

TO: Heartland Oil and Gas Corp.

The undersigned holder of Warrants hereby exercises the right to acquire _____________ Common Shares without nominal or par value of Heartland Oil and Gas Corp. (the "Company") (or such number of other securities or property to which such Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions set forth in the Warrant Certificate) according to the terms set forth in the Warrant Certificate.

Such securities or property are to be issued as follows:
Name:
Address in Full:

The undersigned acknowledges that the certificates representing the Common Shares issuable hereunder shall bear such legends as may be required under applicable securities law.

DATED this ______ day of ______________________, _____.

____________________________________
Signature

____________________________________
(Print full name)

____________________________________
(Print full address)

Instructions:

The registered holder may exercise his right to acquire Common Shares by completing the above form, surrendering this Warrant Certificate and providing payment by bank draft, money order or certified check to the Company at its principal office in Vancouver, British Columbia. For the protection of the holder, it would be prudent to register if forwarding by mail. Certificates for Common Shares will be delivered or mailed as soon as practicable after the exercise of the Warrants. The rights of the registered holder cease if the Warrants are not exercised prior to 5:00 p.m. (Vancouver time) on the Expiry Date

EXHIBIT B

U.S. SECURITIES LAW QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

1. The Subscriber covenants, represents and warrants to the Company that:

(a) the Subscriber is a U.S. Person;

(b) the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Subscription Agreement and it is able to bear the economic risk of loss arising from such transactions;

(c) the Subscriber is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration thereof pursuant to the Securities Act of 1933 (the "1933 Act") and any applicable State securities laws unless an exemption from such registration requirements is available or registration is not required pursuant to Regulation S under the 1933 Act or registration is otherwise not required under the 1933 Act;

(d) the Subscriber satisfies one or more of the categories indicated below (please check the appropriate box):

[ ]	Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000;

[ ]	Category 2	A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000;
[ ]	Category 3

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

[ ]	Category 4

A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

[ ]	Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);
[ ]	Category 6	A director or executive officer of the Company;
[ ]	Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

[ ]	Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories; and

(e) the Subscriber is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

2. The Subscriber acknowledges and agrees that:

(a) if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(i) the sale is to the Company;

(ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

(iii) the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder if available and in accordance with any applicable state securities or "Blue Sky" laws; or

(iv) the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable U.S. state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company;

(b) any of the Warrants may not be exercised in the United States or by or on behalf of a U.S. Person unless registered under the 1933 Act and any applicable state securities laws unless an exemption from such registration requirements is available;

(c) the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein; '

(d) upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. State laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

"THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

(e) the Company may make a notation on its records or instruct the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein; and

(f) the Subscriber, if an individual, is a resident of the state or other jurisdiction in its address on the Subscriber's execution page of the Subscription Agreement, or if the Subscriber is not an individual, the office of the Subscriber at which the Subscriber received and accepted the offer to acquire the Securities is the address listed on the Subscriber's execution page of the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________day of __________________, 2003.

If a Corporation, Partnership or Other Entity:	If an Individual:

Print or Type Name of Entity	Signature

Signature of Authorized Signatory	Print or Type Name

Type of Entity	Social Security/Tax I.D. No.

EXHIBIT C

MULTILATERAL INSTRUMENT 45-103

ACCREDITED INVESTOR QUESTIONNAIRE

The purpose of this Questionnaire is to assure Heartland Oil and Gas Corp. (the "Company") that the undersigned (the "Subscriber") will meet certain requirements for the registration and prospectus exemptions provided for under Multilateral Instrument 45-103 ("MI 45-103"), as adopted by the British Columbia Securities Commission and the Alberta Securities Commission, in respect of a proposed private placement of securities by the Company (the "Transaction"). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The undersigned Subscriber covenants, represents and warrants to the Company that:

1. the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Transaction and the Subscriber is able to bear the economic risk of loss arising from such Transaction;

2. the Subscriber satisfies one or more of the categories of "accredited investor" (as that term is defined in MI 45-103) indicated below (please check the appropriate box):

[ ]

an individual who beneficially owns, or who together with a spouse beneficially own, financial assets (as defined in MI 45-103) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN.$1,000,000;

[ ]

an individual whose net income before taxes exceeded CDN.$200,000 in each of the two more recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;

[ ]

an individual registered or formerly registered under the Securities Act (British Columbia), or under securities legislation in another jurisdiction of Canada, as a representative of a person or company registered under the Securities Act (British Columbia), or under securities legislation in another jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario);

[ ]	a Canadian financial institution as defined in National Instrument 14-101, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);
[ ]	the Business Development Bank of Canada incorporated under the Business Development Bank Act (Canada);
[ ]	an association under the Cooperative Credit Associations Act (Canada) located in Canada;
[ ]

a subsidiary of any company referred to in any of the foregoing categories, where the company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

[ ]

a person or company registered under the Securities Act (British Columbia), or under securities legislation of another jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario);

[ ]	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;
[ ]	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in any of the foregoing categories in form and function;
[ ]	the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;
[ ]	a municipality, public board or commission in Canada;
[ ]	a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency thereof;
[ ]	a registered charity under the Income Tax Act (Canada);
[ ]

a corporation, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least CDN.$5,000,000 as reflected on its most recently prepared financial statements;

[ ]	a mutual fund or non-redeemable investment fund that, in British Columbia, distributes it securities only to persons or companies that are accredited investors;
[ ]

a mutual fund or non-redeemable investment fund that, in British Columbia, distributes its securities under a prospectus for which a receipt has been issued by the executive director of the British Columbia Securities Commission; or

[ ]	a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber's eligibility to acquire the Shares under relevant Legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________ day of __________________, 2003.

If a Corporation, Partnership or Other Entity:	If an Individual:

Print or Type Name of Entity	Signature

Signature of Authorized Signatory	Print or Type Name

Type of Entity	Social Security/Tax I.D. No.

EXHIBIT D

RISK FACTORS

As used in this Exhibit, the terms "we", "us", "our" and "Heartland" mean Heartland Oil and Gas Corp., unless otherwise indicated. All dollar amounts refer to US dollars unless otherwise indicated. The following discussion should be read in conjunction with our financial statements and the related notes.

Much of the information included in our Public Record includes or is based upon estimates, projections or other "forward looking statements". Such forward looking statements include any projections or estimates made by us and our management in connection with our business operations. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein.

Those forward-looking statements also involve certain risks and uncertainties. Factors, risks and uncertainties that could cause or contribute to such differences include those specific risks and uncertainties discussed below and those discussed in our Form 10-KSB Annual Report for the year ended December 31, 2002. The cautionary statements made in this document should be read as being applicable to all related forward-looking statements wherever they appear in our Public Record.

Our common shares are considered speculative during the development of our new business operations. Prospective investors should consider carefully the risk factors set out below.

We have a limited operating history which raises substantial doubt about our ability to continue as a going concern.

Our company has a limited operating history and must be considered in the development stage. The success of the company is significantly dependent on a successful drilling, completion and production program. Our company's operations will be subject to all the risks inherent in the establishment of a developing enterprise and the uncertainties arising from the absence of a significant operating history. No assurance can be given that we may be able to operate on a profitable basis. We are in the development stage and potential investors should be aware of the difficulties normally encountered by enterprises in the development stage. There can be no assurance that our business plan will prove successful, and no assurance that we may be able to operate profitably, if at all.

Because of the early stage of development and the nature of our business, our securities are considered highly speculative.

Our securities must be considered highly speculative, generally because of the nature of our business and the early stage of its development. We are engaged in the business of exploring and, if warranted, developing commercial reserves of oil and gas. Our properties are in the exploration stage only and are without known reserves of oil and gas. Accordingly, we have not generated any revenues nor have we realized a profit from our operations to date and there is little likelihood that we will generate any revenues or realize any profits in the short term. Any profitability in the future from our business will be dependent upon locating and developing economic reserves of oil and gas, which itself is subject to numerous risk factors as set forth herein. Since we have not generated any revenues, we will have to raise additional monies through the sale of our equity securities or debt in order to continue our business operations.

A portion of our interest in our properties may be lost if we are unable to obtain significant additional financing.

Our ability to continue exploration and, if warranted, development of our properties will be dependent upon our ability to raise significant additional financing. If we are unable to obtain such financing, a portion of our interest in our properties may be lost to exploration partners or our properties may be lost entirely. We have limited financial resources and limited cash flow from operations and we are dependent for funds on our ability to sell our common shares, primarily on a private placement basis. There can be no assurance that we will be able to obtain financing on that basis in light of factors such as the market demand for our securities, the state of financial markets generally and other relevant factors. The method of financing employed by us to date results in increased dilution to the existing shareholders each time a private placement is conducted.

We anticipate that we may need to obtain additional bank financing or sell additional debt or equity securities in future public or private offerings. There can be no assurance that additional funding will be available to us for exploration and development of our projects or to fulfil our obligations under any applicable agreements. Although historically we have announced additional financings to proceed with the development of some of our previous properties, there can be no assurance that we will be able to obtain adequate financing in the future or that the terms of such financing will be favourable. Failure to obtain such additional financing could result in delay or indefinite postponement of further exploration and development of our projects with the possible loss of such properties.

Due to the losses incurred since inception, our stockholders' deficiencies and lack of revenues, there is substantial doubt about our ability to continue as a going concern.

There is substantial doubt about our ability to continue as a going concern due to the losses incurred since inception, our stockholders' deficiency, and lack of revenues.

There can be no assurance that, if required, any such financing will be available upon terms and conditions acceptable to us, if at all. Our inability to obtain additional financing in a sufficient amount when needed and upon terms and conditions acceptable to us could have a materially adverse effect upon our company. Although we believe that we have funds sufficient to meet our immediate needs, we require further funds to finance the development of our company. There can be no assurance that such funds will be available or available on terms satisfactory to us. If additional funds are raised by issuing equity securities, further dilution to existing or future shareholders is likely to result. If adequate funds are not available on acceptable terms when needed, we may be required to delay, scale back or eliminate the development of our company. Inadequate funding could also impair our ability to compete in the marketplace, which may result in the dissolution of our company.

We will require substantial funds to enable us to decide whether our properties contain commercial oil and gas deposits and whether they should be brought into production, and if we cannot raise the necessary funds we may never be able to realize the potential of our properties.

Our decision as to whether our properties contain commercial oil and gas deposits and should be brought into production will require substantial funds and depend upon the results of exploration programs and feasibility studies and the recommendations of duly qualified engineers, geologists, or both. This decision will involve consideration and evaluation of several significant factors including but not limited to: (1) costs of bringing a property into production, including exploration and development work, preparation of production feasibility studies, and construction of production facilities; (2) availability and costs of financing; (3) ongoing costs of production; (4) market prices for the oil and gas to be produced; (5) environmental compliance regulations and restraints; and (6) political climate, governmental regulation and control. If we are unable to raise the funds necessary to properly evaluate our properties, then we may not be able to realize any potential of our properties.

We have obtained title reports, but our properties may be subject to prior unregistered agreements, native land claims or transfers which have not been recorded or detected through title searches, resulting in a possible claim against any future revenues generated by such properties.

We have obtained title reports with respect to our oil and gas properties and believe our interests are valid and enforceable; however, these reports do not guarantee title against all possible claims. The properties may be subject to prior unregistered agreements, native land claims or transfers which have not been recorded or detected through title research. Additionally, the land upon which we hold oil and gas leases may not have been surveyed; therefore, the precise area and location of such interests may be subject to challenge. If the interests in our properties is challenged, we may have to expend funds defending any such claims and may ultimately lose some or all of any revenues generated from the properties if we lose our interest in such properties.

Our accounts are subject to currency fluctuations which may materially affect our financial position and results.

We maintain our accounts in US and Canadian currencies and are therefore subject to currency fluctuations and such fluctuations may materially affect our financial position and results. We do not engage in currency hedging activities.

We may not be able to manage the significant strains that future growth may place on our administration infrastructure, systems and controls.

In the event our properties commence production, we could experience rapid growth in revenues, personnel, complexity of administration and in other areas. There can be no assurance that we will be able to manage the significant strains that future growth may place on our administrative infrastructure, systems, and controls. If we are unable to manage future growth effectively, our business, operating results and financial condition may be materially adversely affected.

The loss of Richard Coglon and Donald Sharpe would have an adverse impact on future development and could impair our ability to succeed.

We are dependent on our ability to hire and retain highly skilled and qualified personnel, including our President, Mr. Coglon, and Mr. Donald Sharpe, one of our directors. We face competition for qualified personnel from numerous industry sources, and there can be no assurance that we will be able to attract and retain qualified personnel on acceptable terms. We do not have key man insurance on any of our employees. The loss of service of any of our key personnel could have a material adverse effect on our operations or financial condition.

Our management currently engages in other oil and gas businesses and, as a result, conflicts could arise.

In addition to their interest in our company, our management currently engages, and intends to engage in the future, in the oil and gas business independently of our company. As a result, conflicts of interest between us and management of our company might arise.

Trading of our stock may be restricted by the SEC's penny stock regulations which may limit a stockholder's ability to buy and sell our stock.

Our shares of common stock are subject to rules promulgated by the Securities and Exchange Commission relating to "penny stocks," which apply to companies whose shares are not traded on a national stock exchange or on the NASDAQ system, trade at less than $5.00 per share, or who do not meet certain other financial requirements specified by the Securities and Exchange Commission. These rules require brokers who sell "penny stocks" to persons other than established customers and "accredited investors" to complete certain documentation, make suitability inquiries of investors, and provide investors with certain information concerning the risks of trading in the such penny stocks. These rules may discourage or restrict the ability of brokers to sell our shares of common stock and may affect the secondary market for our shares of common stock. These rules could also hamper our ability to raise funds in the primary market for our shares of common stock.

Since our shares are thinly traded, and trading on the OTC Bulletin Board may be sporadic because it is not an exchange, stockholders may have difficulty reselling their shares.

Our shares of common stock are currently publicly traded on the OTC Bulletin Board service of the National Association of Securities Dealers, Inc. The trading price of our shares of common stock has been subject to wide fluctuations. Trading prices of our shares of common stock may fluctuate in response to a number of factors, many of which will be beyond our control. The stock market has generally experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies with no current business operation. There can be no assurance that trading prices and price earnings ratios previously experienced by our shares of common stock will be matched or maintained. These broad market and industry factors may adversely affect the market price of our shares of common stock, regardless of our operating performance.

In the past, following periods of volatility in the market price of a company's securities, securities class-action litigation has often been instituted. Such litigation, if instituted, could result in substantial costs for us and a diversion of management's attention and resources.

If plans to phase-out the OTC Bulletin Board are implemented, we may not qualify for listing on the proposed Bulletin Board Exchange or any other marketplace, in which event investors may have difficulty buying and selling our securities.

We understand that in 2003, subject to approval of the Securities and Exchange Commission, the NASDAQ Stock Market intends to phase-out the OTC Bulletin Board, and replace it with the "Bulletin Board Exchange" or "BBX". As proposed, the BBX will include an electronic trading system to allow order negotiation and automatic execution. The NASDAQ Stock Market has indicated its belief that the BBX will bring increased speed and reliability to trade execution, as well as improve the overall transparency of the marketplace. Specific criteria for listing on the BBX have not yet been finalized, and the BBX may provide for listing criteria which we do not meet. If the OTC Bulletin Board is phased-out and we do not meet the criteria established by the BBX, there may be no market on which our securities may be included. In that event, shareholders may have difficulty reselling any of the shares they own.

Investors' interests in our company will be diluted and investors may suffer dilution in their net book value per share if we issue additional shares or raise funds through the sale of equity securities.

Our constating documents authorize the issuance of 100,000,000 shares of common stock, each with a par value of $0.001. In the event that we are required to issue any additional shares or enter into private placements to raise financing through the sale of equity securities, investors' interests in our company will be diluted and investors may suffer dilution in their net book value per share depending on the price at which such securities are sold. If we issue any such additional shares, such issuances also will cause a reduction in the proportionate ownership and voting power of all other shareholders. Further, any such issuance may result in a change in our control.

Risks Relating to the Industry

As our properties are in the exploration and development stage there can be no assurance that we will establish commercial discoveries on our properties.

Exploration for economic reserves of oil and gas is subject to a number of risk factors. While the rewards to an investor can be substantial if an economically viable discovery is made, few of the properties that are explored are ultimately developed into producing oil and/or gas wells. Our properties are in the exploration and development stage only and are without proven reserves of oil and gas. There can be no assurance that we will establish commercial discoveries on any of our properties.

The potential profitability of oil and gas ventures depends upon factors beyond the control of our company

The potential profitability of oil and gas properties is dependent upon many factors beyond our control. For instance, world prices and markets for oil and gas are unpredictable, highly volatile, potentially subject to governmental fixing, pegging, controls, or any combination of these and other factors, and respond to changes in domestic, international, political, social, and economic environments. Additionally, due to worldwide economic uncertainty, the availability and cost of funds for production and other expenses have become increasingly difficult, if not impossible, to project. These changes and events may materially affect our financial performance.

Adverse weather conditions can also hinder drilling operations. A productive well may become uneconomic in the event water or other deleterious substances are encountered which impair or prevent the production of oil and/or gas from the well. In addition, production from any well may be unmarketable if it is impregnated with water or other deleterious substances. The marketability of oil and gas which may be acquired or discovered will be affected by numerous factors beyond our control. These factors include the proximity and capacity of oil and gas pipelines and processing equipment, market fluctuations of prices, taxes, royalties, land tenure, allowable production and environmental protection. The extent of these factors cannot be accurately predicted but the combination of these factors may result in our company not receiving an adequate return on invested capital.

Competition in the oil and gas industry is highly competitive and there is no assurance that we will be successful in acquiring the leases.

The oil and gas industry is intensely competitive. We compete with numerous individuals and companies, including many major oil and gas companies, which have substantially greater technical, financial and operational resources and staffs. Accordingly, there is a high degree of competition for desirable oil and gas leases, suitable properties for drilling operations and necessary drilling equipment, as well as for access to funds. There can be no assurance that the necessary funds can be raised or that any projected work will be completed. Our budget anticipates our acquisition of additional acreage in the Forest City basin. There is no assurance that this acreage will become available or if it is available for leasing, that we will be successful in acquiring the leases. There are other competitors that have operations in the Forest City basin and the presence of these competitors could adversely affect our ability to acquire additional leases.

The marketability of nature resources will be affected by numerous factors beyond our control which may result in us not receiving an adequate return on invested capital to be profitable or viable.

The marketability of natural resources which may be acquired or discovered by us will be affected by numerous factors beyond our control. These factors include market fluctuations in oil and gas pricing and demand, the proximity and capacity of natural resource markets and processing equipment, governmental regulations, land tenure, land use, regulation concerning the importing and exporting of oil and gas and environmental protection regulations. The exact effect of these factors cannot be accurately predicted, but the combination of these factors may result in us not receiving an adequate return on invested capital to be profitable or viable.

Oil and gas operations are subject to comprehensive regulation which may cause substantial delays or require capital outlays in excess of those anticipated causing an adverse effect on our company.

Oil and gas operations are subject to federal, state, and local laws relating to the protection of the environment, including laws regulating removal of natural resources from the ground and the discharge of materials into the environment. Oil and gas operations are also subject to federal, state, and local laws and regulations which seek to maintain health and safety standards by regulating the design and use of drilling methods and equipment. Various permits from government bodies are required for drilling operations to be conducted; no assurance can be given that such permits will be received. No assurance can be given that environmental standards imposed by federal, provincial, or local authorities will not be changed or that any such changes would not have material adverse effects on our activities. Moreover, compliance with such laws may cause substantial delays or require capital outlays in excess of those anticipated, thus causing an adverse effect on us. Additionally, we may be subject to liability for pollution or other environmental damages which it may elect not to insure against due to prohibitive premium costs and other reasons.

Exploration and production activities are subject to certain environmental regulations which may prevent or delay the commencement or continuance of our operations.

In general, our exploration and production activities are subject to certain federal, state and local laws and regulations relating to environmental quality and pollution control. Such laws and regulations increase the costs of these activities and may prevent or delay the commencement or continuance of a given operation. Compliance with these laws and regulations has not had a material effect on our operations or financial condition to date. Specifically, we are subject to legislation regarding emissions into the environment, water discharges and storage and disposition of hazardous wastes. In addition, legislation has been enacted which requires well and facility sites to be abandoned and reclaimed to the satisfaction of state authorities. However, such laws and regulations are frequently changed and we are unable to predict the ultimate cost of compliance. Generally, environmental requirements do not appear to affect us any differently or to any greater or lesser extent than other companies in the industry.

We believe that our operations comply, in all material respects, with all applicable environmental regulations.

Our operating partners maintain insurance coverage customary to the industry; however, it is not fully insured against all environmental risks.

Risks Associated with Drilling

Exploratory drilling involves many risks and we may become liable for pollution or other liabilities which may have an adverse effect on our financial position.

Drilling operations generally involve a high degree of risk. Hazards such as unusual or unexpected geological formations, power outages, labor disruptions, blow-outs, sour gas leakage, fire, inability to obtain suitable or adequate machinery, equipment or labour, and other risks are involved. We may become subject to liability for pollution or hazards against which it cannot adequately insure or which it may elect not to insure. Incurring any such liability may have a material adverse effect on our financial position and operations.

Any change to government regulation/administrative practices may have a negative impact on our ability to operate and our profitability.

There is no assurance that the laws, regulations, policies or current administrative practices of any government body, organization or regulatory agency in the United States or any other jurisdiction, will not be changed, applied or interpreted in a manner which will fundamentally alter the ability of our company to carry on our business.

The actions, policies or regulations, or changes thereto, of any government body or regulatory agency, or other special interest groups, may have a detrimental effect on us. Any or all of these situations may have a negative impact on our ability to operate and/or our profitably.